Impairments	12 Months Ended
Dec. 31, 2024
Impairment Of Assets [Abstract]
Impairments	Impairments
Accounting policies
Impairment of property, plant and equipment,
right-of-use assets, intangible assets including
goodwill and equity accounted investments
Equinor assesses individual assets or groups of
assets for impairment when events or changes in
circumstances indicate that the carrying value may
not be recoverable. Assets are grouped into cash
generating units (CGUs), typically individual oil and
gas fields, plants, or equity accounted investments.
Each unconventional asset play is considered a
single CGU when no cash inflows from parts of the
play can be readily identified as being largely
independent of the cash inflows from other parts of
the play. In impairment assessments, the carrying
amounts of CGUs are determined on a basis
consistent with that of the recoverable amount.
Properties that are not yet classified as reserves
are assessed for impairment when facts and
circumstances suggest that the carrying amount of
the asset or CGU to which the unproved properties
belong may exceed its recoverable amount, and at
least once a year. Exploratory wells that have
found hydrocarbon resources, but where
classification of those resources as reserves
depends on whether major capital expenditure can
be justified or where the economic viability of that
major capital expenditure depends on the
successful completion of further exploration work,
will remain capitalised during the evaluation phase
for the exploratory finds. If, following evaluation, an
exploratory well has not found hydrocarbon
resources, the previously capitalised costs are
tested for impairment. After the initial evaluation
phase for a well, it will be considered a trigger for
impairment testing of a well if no development
decision is planned for the near future and there is
no firm plan for future drilling in the licence.
Goodwill is reviewed for impairment annually or
more frequently if events or changes in
circumstances indicate that the carrying value
might be impaired. Impairment is determined by
assessing the recoverable amount of the CGU, or
group of units, to which the goodwill relates. When
conducting impairment testing of goodwill initially
recognised as an offsetting item to the computed
deferred tax provision in a post-tax transaction on
the NCS, the remaining amount of the deferred tax
provision will factor into the impairment valuation.
Impairment and reversals of impairment are
presented in the Consolidated statement of income
as either Exploration expenses or Depreciation,
amortisation and net impairment losses. This
classification depends on the nature of the
impaired assets, whether they are as exploration
assets (intangible exploration assets)
or development and producing assets (property,
plant and equipment and other intangible assets),
respectively.
Measurement
The recoverable amount applied in Equinor’s
impairment assessments is normally estimated value
in use. Equinor may also apply the assets’ fair value
less cost of disposal as the recoverable amount when
such a value is available, reasonably reliable, and
based on a recent and comparable transactions.
Value in use is determined using a discounted cash
flow model. The estimated future cash flows are
based on Equinor’s most recently approved forecasts
by management, which are based on reasonable and
supportable assumptions and represent
management’s best estimates of the range of
economic conditions that will exist over the remaining
useful life of the assets. Assumptions and economic
conditions in establishing the forecasts are reviewed
by management on a regular basis and updated at
least annually. For assets and CGUs with an expected
useful life or timeline for production of expected oil
and natural gas reserves extending beyond five
years, including planned onshore production from
shale assets with a long development and production
horizon, the forecasts reflect expected production
volumes, and the related cash flows include project or
asset specific estimates reflecting the relevant period.
Such estimates are established based on Equinor's
principles and assumptions and are consistently
applied.
The estimated future cash flows are adjusted for risks
specific to the asset or CGU and discounted using a
real post-tax discount rate based on Equinor's post-
tax weighted average cost of capital (WACC).
Country risk specific to a project is included as a
monetary adjustment to the projects’ cashflow.
Equinor considers country risk primarily as an
unsystematic risk. The cash flow is adjusted for risk
that influences the expected cash flow of a project
and which is not part of the project itself. The use of
post-tax discount rates in determining value in use
does not result in a materially different determination
of the need for, or the amount of, impairment that
would be required if pre-tax discount rates had been
used.
Impairment reversals
A previously recognised impairment is reversed only if
there has been a change in the estimates used to
determine the asset’s recoverable amount.
Impairments of goodwill are not reversed in future
periods.
Estimation uncertainty regarding impairment
Evaluating whether an asset is impaired or if an
impairment should be reversed requires a high
degree of judgement and may largely depend on the
selection of key assumptions about future conditions.
In Equinor's business context, judgement is necessary
in determining what constitutes a CGU. Development
in production, infrastructure solutions, markets,
product pricing, management actions and
other factors may over time lead to changes in CGUs
such as splitting one original CGU into multiple CGUs.
The key assumptions used are subject to change due
to the inherently volatile nature of macro- economic
factors such as future commodity prices and discount
rates, as well as uncertainty in asset specific factors
like reserve estimates and operational decisions
impacting the production profile or activity levels.
Fluctuations in foreign currency exchange rates will
also affect value in use, especially for assets on the
NCS, where the functional currency is NOK. When
estimating the recoverable amount, the expected
cash flow approach is applied to reflect uncertainties
in timing and amounts inherent in the assumptions
used in the estimated future cash flows. For example,
climate-related matters (see also Note 3 Climate
change and energy transition) are expected to have
a pervasive impact on the energy industry, affecting
not only supply, demand and commodity prices, but
also technology changes, increased emission-related
levies, and other matters with mainly mid-term and
long-term effects. These effects have been factored
into the price assumptions used for estimating future
cash flows through probability-weighted scenario
analyses.
Estimating future cash flows involves complexity, as it
requires considering assumptions from Equinor’s,
market participants’ and other external sources’
assumptions about the future and discounting them
to present value. In order to
establish relevant future cash flows, impairment
testing requires long-term assumptions to be made
concerning a number of economic factors such as
future market prices, refinery margins, foreign
currency exchange rates, future output, discount
rates, impact of the timing of tax incentive regulations,
and political and country risk among others. These
long-term assumptions for major economic factors
are made at a group level, and involve a high degree
of reasoned judgement. This judgement is also
required, in determining other relevant factors such
as forward price curves, in estimating production
outputs, and in determining the ultimate terminal
value of an asset.

Net impairments/(reversal of impairments)
	Full year
(in USD million)	2024	2023	2022

Property, plant and equipment	(120)	897	(3,313)
Intangible assets	(5)	61	62
Equity accounted investments	6	363	832

Total net impairments/(reversals) including exploration expenses	(119)	1,321	(2,419)
The intangible assets line includes Goodwill, amortisable intangible assets, and certain acquisition costs related to oil and gas prospects.
For impairment purposes, the asset’s carrying amount is compared to its recoverable amount. The table below describes, per area, the Producing and development assets being impaired/(reversed), net impairment/(reversal), and the carrying amount after impairment.

	At 31 December 2024		At 31 December 2023		At 31 December 2022
(in USD million)	Carrying amount after impairment	Net impairment loss/ (reversal)	Carrying amount after impairment	Net impairment/ (reversal)	Carrying amount after impairment	Net impairment/ (reversal)

Exploration & Production Norway	117	64	886	588	3,201	(819)
Exploration & Production USA - onshore	—	—	—	—	546	(204)
Exploration & Production USA - offshore	—	—	1,165	(290)	2,691	(882)
Europe and Asia	—	—	—	310	1,551	295
Marketing, Midstream & Processing	95	(158)	949	343	1,416	(895)
Renewables USA - offshore	82	50	134	300	—	—
Renewables - other	821	221	—	—	—	—
Other	23	(26)	112	10	30	—

Total	1,138	151	3,245	1,261	9,435	(2,505)
Exploration & Production Norway
In 2023, the net impairment mainly related to
reduced expected reserves on a producing asset on
the Norwegian Continental Shelf. In 2022, the net
impairment reversal was mainly caused by increased
price estimates and changed gas export strategy.
Exploration & Production USA - onshore
The impairment reversal in 2022 was caused by
increased gas price assumptions.
Exploration & Production USA - offshore
In 2023, impairment reversals mainly related to
increased expected reserves on a producing asset,
while in 2022, the impairment reversal was caused by
increased price assumptions and higher reserves
estimates.
Exploration & Production International - Europe and
Asia
In 2023, the impairment related to the held for sale
reclassification of Azerbaijan assets. In 2022, the net
impairment was mainly caused by the decision to exit
Russia. This was to a large extent offset by a reversal
on Mariner in the UK mainly due to optimisation of the
production profile and higher prices, supported by a
slight increase in reserves estimates.
Marketing, Midstream & Processing
In 2023, the net impairment mainly related to
expectations of stabilizing refinery margins at a lower
level than the margins consumed in recent periods,
while in 2022 the net impairment reversal was mainly
related to increased refinery margin assumptions.
Renewables USA – Offshore
In 2023, Equinor’s offshore wind projects on the US
North East Coast were facing increased costs due to
inflation and supply chain constraints. In October
2023, the New York State Public Service Commission
(PSC) rejected price increase petitions related to
offtake agreements from several offshore and
onshore wind farm developers, including Equinor’s
joint ventures. As a consequence, an impairment of
USD 300 million was recognised. The recoverable
amount was established applying a fair value
approach. These investments are accounted for using
the equity method.
Accounting assumptions
Management’s future commodity price assumptions
and currency assumptions are used for value in use
impairment testing. While there are inherent
uncertainties in the assumptions, the commodity price
assumptions as well as currency assumptions reflect
management’s best estimate of the price and
currency development over the life of the Group’s
assets based on its view of relevant current
circumstances and the likely future development of
such circumstances, including energy demand
development, energy and climate change policies, as
well as the speed of the energy transition population
and economic growth, geopolitical risks, technology,
and cost development among other factors.
Management’s best estimate also takes into
consideration a range of external forecasts.
Equinor has performed a thorough and broad
analysis of the expected development in drivers for
the different commodity markets and exchange rates.
Significant uncertainty exists regarding future
commodity price development due to the transition to
a lower carbon economy, future supply actions by
OPEC+, and other factors. Such analysis resulted in
changes in the long- term price assumptions with
effect from the second quarter of 2024. The main
price assumptions applied in impairment and
impairment reversal assessments are disclosed in the
table below as price-points on price curves. Previous
price-points applied from the third quarter of 2023
and up to and including the first quarter of 2024 are
provided in brackets.

Year
Prices in real terms1)	2030		2040		2050

Brent Blend (USD/bbl)	80	(80)	75	(75)	70	(70)
European gas (USD/MMBtu) - TTF	8.3	(9.4)	9.5	(9.8)	9.5	(9.8)
Henry Hub (USD/MMBtu)	4.3	(4.5)	4.5	(4.4)	4.5	(4.4)
Electricity Germany (EUR/MWh)	71	(80)	74	(73)	74	(73)
EU ETS (EUR/tonne)	101	(107)	136	(131)	165	(153)

1) Basis year 2024. The prices in the table are price-points on price-curves.
Further, with effect from the second quarter of 2024,
Equinor revised the long-term exchange rates. The
USD/NOK rate was revised to 10.0 (previously 8.5),
the EUR/NOK rate was revised to 11.5 (previously
10.0) and the USD/GBP rate was revised to 1.30
(previously 1.35). This conclusion was supported by
the historical 5-year average and forward spot
prices in the currency market.
Climate considerations are included in the impairment
calculations directly by estimating the CO₂ taxes in
the cash flows. Indirectly, the expected effect of
climate change is also included in the estimated
commodity prices where supply and demand are
considered. The prices also have an effect on the
estimated production profiles and economic cut-off
of the projects. Furthermore, climate considerations
are a part of the investment decisions following
Equinor’s strategy and commitments to the energy
transition.
The CO₂-tax assumptions used for impairment
calculations of Norwegian upstream assets are based
on Norway’s Climate Action Plan for the period
2021-2030 (Meld. St 13 (2020-2021)), assuming a
gradually increased CO₂ tax (the total of EU ETS +
Norwegian CO₂ tax) in Norway to 2,000 NOK/tonne
(real 2020) in 2030.
We apply carbon price assumptions for all Equinor’s
assets, also for assets in countries outside EU where
CO2 is not already subject to taxation or where
Equinor has not established specific estimates.
The base discount rate applied in value in use
calculations has been revised from 5.0% applied in
2023 to 5.5% real after tax following our regular
annual review of discount rates. The discount rate is
derived from Equinor’s weighted average cost of
capital. For projects, mainly within the REN segment in
periods with fixed low risk income, a lower discount
rate will be considered. A pre-tax discount rate is
derived based on the asset’s characteristics, such as
specific tax treatments, cash flow profiles, and
economic life. The pre-tax rates for 2023 were 24%
for E&P Norway, 6% for E&P USA and 7% for MMP.
Sensitivities
Significant downward adjustments in Equinor's
commodity price assumptions would result in
impairment losses on certain producing and
development assets, including intangible assets
subject to impairment assessment, while an opposite
adjustment could lead to impairment-reversals.
Assuming a reasonably possible 30% decline in
commodity price forecasts over the assets' lifetime
could result in an illustrative impairment recognition of
approximately USD 6 billion before tax effects. See
note 3 Climate change and energy transition for
possible effect of using the prices in a 1.5ºC
compatible Net Zero Emission by 2050 scenario and
the Announced Pledges scenario as estimated by the
International Energy Agency (IEA).
Similarly, for illustrative purposes, Equinor assessed
the sensitivity of the discount rate used in the value in
use calculations for upstream producing assets and
certain related intangible assets. An increase in the
discount rate from 5.5% to 6.5% real after tax, in
isolation, would have no material impact on the
recognised impairment amount before tax effects.
The illustrative impairment sensitivities above are
based on a simplified method, which assumes no
changes to other input factors. However, Equinor
notes that a price reduction of 30% or those
representing Net Zero Emission scenario and
Announced Pledges Scenario would likely impact
business plans and other factors used in estimating
an asset’s recoverable amount. The correlated
changes reduce the stand-alone impact of the price
sensitivities. Changes in such input factors would likely
include a reduction in the cost level in the oil and gas
industry and offsetting foreign currency effects, which
has historically occurred following significant changes
in commodity prices.